Exhibit 10.8

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

BE THE MATCH BIOTHERAPIES®

COLLABORATION AGREEMENT

This Collaboration Agreement (including all attachments hereto, this “Agreement”) is entered into and made effective November 10, 2017, by and between Be The Match BioTherapies (“BTMB”), a Minnesota nonprofit corporation, having its headquarters at 500 North 5th Street, Minneapolis, MN 55401, and Magenta Therapeutics, Inc., a Delaware corporation (“Magenta”), having a principal place of business at 50 Hampshire St, Cambridge, MA 02139 (each a “Party” and collectively the “Parties”).

RECITALS

WHEREAS, it is the mutual intention of the Parties to formalize and advance the relationship developed under the Memorandum of Understanding, acknowledged and agreed to by the Parties on April 21, 2017 (the “MOU”); and

WHEREAS, the Parties desire to further their strategic, collaborative, and scientific collaboration to enhance Magenta’s clinical trial designs and product development by utilizing BTMB’s expertise in cellular therapies and transplantation.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and of the obligations and promises contained in this Agreement, the sufficiency of which is acknowledged, the Parties hereby agree as follows:

1.	Provision of Services. BTMB agrees to perform the work set forth in the Rider(s) attached hereto as Attachment A (hereafter referred to as the “Services”). The Parties may, by mutual written agreement, add additional Rider(s) to this Agreement from time to time during the Term of this Agreement. Each Rider is hereby incorporated by reference as an integral part of and will be subject to the terms and conditions of this Agreement upon execution by both BTMB and Magenta. In the event that any term or condition of this Agreement is inconsistent with any term or condition set forth in the corresponding Rider(s), the term or condition of this Agreement shall prevail, unless such Rider expressly amends a provision of this Agreement, in which case the terms or conditions of the Rider prevails with respect to the Services described in such Rider. The Parties warrant that all respective obligations will be performed in accordance with the terms of this Agreement and the corresponding Rider(s).

2.	Term. The term of this Agreement shall commence on the effective date set forth above and continue and remain in effect until December 31, 2020 or until this Agreement is terminated as provided for in Section 9, “Termination”.

3.	Compensation. Magenta will pay BTMB for Services performed under and meeting the requirements of this Agreement and corresponding Rider(s).

(a)	Expenses. Magenta shall not be responsible for reimbursement of any expenses paid or incurred by BTMB unless otherwise agreed to by the Parties in the corresponding Rider(s).

(b)	Invoice. BTMB will submit to Magenta an invoice subject to the invoice terms in the corresponding Rider(s).

Be The Match BioTherapies®

Collaboration Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c)	Payment. Magenta will pay to BTMB all amounts set forth in each invoice that are not the subject of a good faith dispute according to the payment terms in the corresponding Rider(s).

4.	Audit and Records. Financial records, supporting documentation, statistical records and any other records related or pertaining to the Agreement shall be retained by BTMB for a period of [***].

5.	Indemnity. Each Party shall indemnify, defend and hold the other Party harmless from any and all third party claims, losses, liabilities, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses arising out of the defense of any claim) arising out of the negligence, malpractice or negligent acts or omissions of such Party, its respective officers, directors, subcontractors, consultants and employees in carrying out their responsibilities under this Agreement. BTMB will not indemnify, defend or hold Magenta harmless from any and all third party claims, losses, liabilities, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising out of any act, error or omission of Magenta which is fraudulent, criminal or malicious.

In addition, each Party shall indemnify, defend and hold the other Party harmless against any claim that any information, design, specification, instruction, software, data or material furnished by one Party and used by the other Party pursuant to this Agreement infringes a valid copyright, trademark, patent or trade secret of any third party.

6.	Notice of Claims and Indemnification Procedure. Promptly following the receipt by either Party of notice or knowledge of a claim made by a third party against either Party or its respective officers, directors, employees or agents for which indemnification and defense under this Agreement is owed by BTMB and/or Magenta, the indemnified Party shall promptly provide the other Party with written notice of such claim. The written notice shall provide comprehensive detail as to the nature and facts regarding the claim then known to the indemnified Party. The indemnifying Party will have the right to assume and control the defense of such claim at its own expense with counsel selected by the indemnifying Party. The indemnified Party shall cooperate in the defense of the claim and may, at its own expense, associate its own attorneys in the defense of a claim handled by the indemnifying Party pursuant to this Section 6. Neither Party will settle or compromise any claim without the prior written consent of the other Party (not to be unreasonably withheld).

7.	Limitation of Liability. Magenta shall be solely responsible for the legal consequences of acting upon any of BTMB’s advice or recommendations. IN NO EVENT WILL BTMB BE RESPONSIBLE OR LIABLE FOR ANY LOSS BY MAGENTA OF ANY KIND, INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS OR OPPORTUNITY, FOR ANY DECLINE IN THE VALUE OF BUSINESS OR ASSETS, FOR ANY CONSEQUENCES OF ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY MAGENTA, OR FOR ANY OTHER DIRECT, INDIRECT, FINANCIAL, OR CONSEQUENTIAL LOSS OR LIABILITY, EXCEPT TO THE EXTENT SUCH LOSS IS CAUSED BY BTMB’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT, FRAUD, OR BREACH OF THIS AGREEMENT. NEITHER PARTY’S LIABILITY RELATED TO THIS AGREEMENT WILL EXCEED [***].

8.	Insurance. Both Parties warrant that each Party has procured and maintains, at each Party’s own expense, a policy or policies of insurance, or an effective self-insurance program insuring against any claims, liabilities, damages, or judgments that may arise as a result of carrying out the respective responsibilities of each Party under this Agreement.

Be The Match BioTherapies®

Collaboration Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.	Termination. This Agreement and any Rider may be terminated in whole or in part:

(a)	by mutual written agreement of the Parties at any time;

(b)	by either Party at any time, with or without cause, upon [***] written notice to the other Party, unless otherwise specified in the corresponding project Rider. During the [***] period after such notice is sent, the Parties shall continue to act toward each other in good faith;

(c)	by either Party if the other Party has materially breached or failed to perform any of its obligations under this Agreement, which breach or failure continues uncured for a period of [***] after the breaching Party’s receipt of written notice specifying the breach; or

(d)	by either Party upon insolvency or bankruptcy of the other Party.

Upon receipt of notice of termination of this Agreement, BTMB shall immediately cease performance of its Services unless specifically instructed otherwise in writing by Magenta. BTMB agrees to return to Magenta within [***] of the effective date of termination all work product (including works in progress) completed through the effective date of termination and any Confidential Information disclosed, provided, or made available by Magenta under this Agreement or any Rider. Magenta agrees to pay BTMB for all monies due and owing to BTMB for Services actually performed in accordance with this Agreement through the effective date of termination and BTMB will promptly refund to Magenta any monies paid by Magenta in advance for Services not rendered.

10.	Proprietary Rights. Unless as otherwise provided in a specific Rider, any and all information, data, documentation, plans, reports, formulations, processes, methods, discoveries, improvements, developments, records, work product (including works-in-process) and deliverables resulting from the Services that are created, conceived, developed or reduced to practice in relation to Magenta’s Confidential Information or otherwise as a result of Services (the “Deliverables”) will be exclusively owned by Magenta. BTMB acknowledges that all work performed by BTMB is on a “work for hire” basis. BTMB hereby assigns, and agrees to assign to Magenta, all of its worldwide right, title and interest in and to all Deliverables, including all related intellectual property rights. BTMB will execute any and all applications, assignments or other instructions and take all actions that are reasonably requested by Magenta for the perfection of the foregoing assignment and to fully implement Magenta’s rights, title and interest in the Deliverables, including all related intellectual property rights. It is the intent of the Parties that all right, title and interest a Party may have in and to any materials, information or work product, including but not limited to copyrights, patents, and trade secret rights therein that pre-existed this Agreement (“Existing Intellectual Property”) are and shall remain the sole property of that Party. To the extent any of BTMB’s Existing Intellectual Property is incorporated into any Deliverables or the use of any of BTMB’s Existing Intellectual Property is otherwise necessary to use any Deliverable, BTMB hereby grants to Magenta a perpetual, irrevocable, fully paid-up, royalty-free, non-exclusive, worldwide license (with the full right to sublicense directly or indirectly through multiple tiers) to (a) copy, distribute, display, perform, create derivative works of and otherwise use and fully exploit BTMB’s Existing Intellectual Property solely in connection with Magenta’s use of the Deliverables. For the avoidance of doubt, in the event of a conflict between this Section 10 and terms of any Rider, the provisions in the Rider shall prevail.

Be The Match BioTherapies®

Collaboration Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.	Publications and Presentations. Unless as otherwise provided in a specific Rider, neither Party shall prepare abstracts, manuscripts, materials, or presentations that reference the other Party or the other Party’s services without the prior written approval of the other Party. Requests for prior approval by each Party must be sent to the other Party’s point of contact identified in the corresponding Rider(s) [***] prior to the date of desired publication or presentation. For the avoidance of doubt, in the event of a conflict between this Section 11 and terms of any Rider, the provisions in the Rider shall prevail.

12.	Confidentiality and Non-Disclosure. Unless as otherwise provided in a specific Rider, all information, materials, discussions and proceedings (including but not limited to proprietary and trade secret information) which are transferred, disclosed or made available by or on behalf of the disclosing Party (“Confidential information”) are, and shall be held and maintained by each Party as, confidential. Information will not be deemed Confidential Information hereunder if such information: (1) is known or becomes known (independently of disclosure by the disclosing Party) to the receiving Party prior to receipt from the disclosing Party from a source other than one having an obligation of confidentiality to the disclosing Party; (2) becomes publicly known, except through a breach hereof by the receiving Party; or (3) is independently developed by the receiving Party, which can be shown by written evidence. Each Party shall use the same level of care to prohibit disclosure of the Confidential Information and to prohibit the unauthorized use of the Confidential Information as the Party uses to protect its own confidential information of a similar nature, but in no event less than reasonable care. Neither Party will disclose the other Party’s Confidential Information except to those employees and consultants who are directly participating in work on the Services and who have a need to know for the purpose of performing the Party’s obligations or exercising its rights under this Agreement, provided that such employees and consultants are bound by written agreements respecting such Confidential Information in accordance with the terms of this Section. If a Party is required or ordered by any governmental agency, court, or tribunal of competent jurisdiction to make any disclosure of the other Party’s Confidential Information, the receiving Party will first give written notice of such requirement to the disclosing Party, and will permit the disclosing Party to intervene in any relevant proceedings to protect its interests in the Confidential Information, and provide full cooperation to the disclosing Party in seeking to obtain such protection. Both Parties agree not to use Confidential Information for any purpose other than those purposes contemplated by this Agreement. Both Parties agree that these confidentiality and nondisclosure restrictions shall survive termination of this Agreement. For the avoidance of doubt, in the event of a conflict between this Section 12 and terms of any Rider, the provisions in the Rider shall prevail.

13.

Individually Identifying Data Confidentiality. Any individually identifying data (“Individually Identifying Data”) provided to Magenta, including but not limited to, donor and registrant names, patient names, donor or patient contact information, donor or patient identification numbers, sex, date of birth, gender, broad and detailed race category, and any other personally-identifying information shall be considered Confidential Information. Magenta is obligated to maintain Individually Identifying Data in compliance with all applicable federal and state statutes and regulations with regard to the use, disclosure, and safeguarding of Individually Identifying Data and records. At a minimum, Magenta shall have commensurate controls, with regard to its use, disclosure, and maintenance of Individually Identifying Data, to the Health Insurance Portability and Accountability Act of 1996, as amended, and the corresponding privacy and security regulations (45 CFR Parts 160 and 164). Individually Identifying Data may only be

Be The Match BioTherapies®

Collaboration Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

used by Magenta for the express purposes outlined in this Agreement and may not be disclosed or distributed in any form to any individual or entity without prior written approval of BTMB. Improper use and disclosure of Individually Identifying Data is a material breach of this Agreement and will subject Magenta to contract damages and possible liability to third parties injured by Magenta’s failure to comply with the requirements of this Section 13.

In the event of an Individually Identifying Data breach, Magenta shall: (i) provide BTMB with the name and contact information for an employee of Magenta who shall serve as BTMB’s primary security contact [***]; (ii) notify BTMB of a Individually Identifying Data security breach as soon as practicable, but no later than [***] after Magenta becomes aware of it; and (iii) notify BTMB of any Individually Identifying Data security breaches by phone and e-mail via Magenta’s primary business contact with BTMB. The notification obligation shall include, to the extent possible, the identification of each individual whose unsecured Individually Identifying Data has been, or is reasonably believed by Magenta to have been, accessed, acquired, used, or disclosed during the Individually Identifying Data security breach. Additionally, at least annually, Magenta shall conduct site audits of the information technology and information security controls for all facilities used in complying with its obligations under this Agreement, including, but not limited to, obtaining a network-level vulnerability assessment performed by a recognized third-party audit firm based on the recognized industry best practices. Magenta shall be liable for any and all liabilities and damages caused by its breach of the obligations set forth in this Section.

14.	Miscellaneous.

(a)	Independent Contractors. In the performance of duties and obligations under this Agreement, each Party and each of their employees, agents and contractors is an independent contractor, and not an employee or agent of the other. Neither Party shall have the right to control the time, manner or method of services provided by the other Party.

(b)	No Authority to Bind. Neither Party has the authority to enter into contracts or agreements on behalf of the other Party or to otherwise legally bind the other Party.

(c)	Waiver. The failure of any Party hereto at any time or times to require performance of any provision hereof shall in no manner affect the right of such Party at a later time to enforce the same. No waiver by any Party hereto of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

(d)	Compliance with Federal Law. To the extent any term of this Agreement is inconsistent with one or more provisions of any applicable federal law or regulation, the applicable provision of the federal law or regulation shall govern.

(e)	Assignment and Subcontract. Neither Party may assign this Agreement or any of its respective rights and responsibilities under this Agreement, without the other Party’s prior written consent. No responsibilities under this Agreement may be subcontracted without the prior written approval of the Parties, other than any subcontractors specifically described and agreed to by the Parties in the corresponding Rider(s).

Be The Match BioTherapies®

Collaboration Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(f)	Amendment. This Agreement may only be modified or amended by a written document signed by an authorized representative of each of the Parties.

(g)	Governing Law, Venue, and Consent to Jurisdiction. This Agreement, its terms and conditions, and all transactions contemplated by this Agreement shall be governed, construed and enforced in accordance with the laws of the State of Minnesota. The Parties agree that any action relating to or arising out of this Agreement shall only be brought in the federal and state courts of the State of Minnesota and consent to the exercise of personal jurisdiction by such courts over them.

(h)	Notice. Any notice required to be given by this Agreement shall be in writing and sent to the Party’s respective address first set forth above or to any other address as may be identified to the other Party in writing by: 1) United States mail, registered or certified, as evidenced by a delivery receipt; 2) with a private delivery service as evidenced by a shipping receipt; or 3) by electronic mail return receipt requested.

(i)	Severability. Each provision of this Agreement is intended to be severable. If any provision is waived or deemed illegal or invalid for any reason, such waiver, illegality, or invalidity shall not affect the validity and enforceability of the remained of the Agreement.

(j)	Non-Solicitation of Employees or Consultants. Each Party covenants and agrees that, during the term of this Agreement and for a period of [***] after the termination thereof for any reason, with or without cause, that it will not directly or indirectly, on its own behalf or on behalf of or in conjunction with any person or legal entity, recruit, solicit, or induce, or attempt to recruit, solicit, or induce, any employee of or consultant of the other Party to terminate his or her employment or other relationship with the other Party.

15.	Entire Agreement. This Agreement, including its Attachments, constitutes the entire agreement between the Parties relating to the subject matter and supersedes all prior negotiations, agreements, communications, writings, understandings and representations between the Parties and with respect to this Agreement, including the MOU.

16.	Counterparts; Signatures. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument. Facsimile or PDF signatures will have the same legal effect as original signatures.

This Agreement is executed by individuals who are duly authorized to enter into the Agreement and legally bind their respective Party:

BE THE MATCH BIOTHERAPIES		MAGENTA THERAPEUTICS, INC.

By:	/s/ Brian Lindberg	By:	/s/ Christina Isacson
	(Authorized Signature)		(Authorized Signature)

	Brian Lindberg		Christina Isacson
	(Typed/Printed Name)		(Typed/Printed Name)

Title:	President	Title:	VP, Head of Business Development
Date:	December 6, 2017	Date:	November 10, 2017

Be The Match BioTherapies®

Collaboration Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT A

PROJECT RIDER

This Rider (“Rider”) is issued pursuant to the Collaboration Agreement (“Agreement”), effective November 10, 2017, between Be The Match BioTherapies (“BTMB”) and Magenta Therapeutics, Inc. (“Magenta”) and incorporates all of the terms and conditions therein. The effective date of this Rider shall be the date of the final signature executing this Rider.

POINT OF CONTACT

BTMB - 500 North 5th Street Minneapolis, MN 55401

•  Business Development Department Contact: [***]

E-mail: [***]

Magenta - 50 Hampshire St, Cambridge, MA 02139

•  Contact: [***] E-mail: [***]

BTMB and Magenta (each a “Party” and collectively the “Parties”) agree as follows:

A.	STATEMENT OF WORK. BTMB shall perform the following services (“Services”):

(a)	Grant high priority access to subject matter experts at National Marrow Donor Program/Be The Match (NMDP/BTM), the Center for International Blood and Marrow Transplant Research (CIBMTR), including the Medical College of Wisconsin, and BTMB for discussion of Magenta’s clinical development and commercialization needs (for example, for clinical expertise in transplant: Dr. Mary Horowitz, Dr. Linda Burns, Dr. Dennis Confer, and Dr. Bronwen Shaw; for HLA expertise: Dr. Caleb Kennedy, and Mr. Martin Maiers).

(b)	Provide access to other departments in NMDP/BTM, CIBMTR, and BTMB that may provide expertise to Magenta in business areas not apparent today.

(c)	CIBMTR will also grant Magenta a Corporate Leader Level membership.

B.	PROJECT CHANGES. The Parties understand that in order to reflect changes to this Rider, the Rider will be subject to amendment by the Parties. Each party’s respective Point Of Contact identified above may request or submit a written request for change to the other party’s Point of Contact. The request for change should describe in appropriate detail the nature, extent and proposed manner of performance of the proposed change, related implications (if any) arising there from and estimated scheduling, pricing and cost information relating thereto. Written approval or rejection of the requested change signed by an authorized representative of Magenta will be provided within [***] from the date of receipt.

C.	PERMITTED SUBCONTRACTORS. Magenta acknowledges and agrees that BTMB may subcontract with the Medical College of Wisconsin in order to fulfil its obligations under this Agreement and corresponding Rider. BTMB shall ensure that MCW complies will all relevant terms of this Agreement.

Be The Match BioTherapies®

Collaboration Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

D.	COMPENSATION OF BTMB.

BTMB shall be compensated in accordance with the payment schedule set forth below.

PAYMENT SCHEDULE

[***]	[***]

[***]	[***]

[***]

Be The Match BioTherapies®

Collaboration Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Invoice. BTMB may use its own invoice format referencing this Agreement. All NMDP invoices shall be sent to Magenta via email to [***]. Except as otherwise provided herein, all invoiced amounts not subject to a good faith dispute are due and payable within [***]from Magenta’s receipt of the invoice. Payments shall be sent to the attention of NMDP Accounts Receivable at 500 N 5th St, Minneapolis, MN 55401-1206 or ardepart@nmdp.org.

E.	TERM. The term of this Rider shall commence on the Rider effective date set forth above and continue and remain in effect through [***] from the Rider effective date.

This Rider must be signed by individuals authorized to legally bind their respective Parties.

BE THE MATCH BIOTHERAPIES		MAGENTA THERAPEUTICS, INC.

By:		By:
	(Authorized Signature)		(Authorized Signature)

	(Typed/Printed Name)		(Typed/Printed Name)

Title:		Title:
Date:		Date:

Be The Match BioTherapies®

Collaboration Agreement